DWS VARIABLE SERIES II

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF THE LISTED PORTFOLIO:

                                -----------------

                             DWS Strategic Value VIP

The portfolio's Board of Trustees has approved an interim sub-advisory agreement between Deutsche Investment Management Americas Inc. ("DIMA"), the portfolio's investment advisor, and its affiliate, Deutsche Asset Management International GmbH ("DeAMi"), effective June 2, 2009. The interim agreement will remain effective for up to 150 days.

The following information supplements the "Portfolio Subadvisors" section of the prospectuses:

Subadvisor for DWS Strategic Value VIP

The subadvisor for the portfolio is Deutsche Asset Management International GmbH ("DeAMi"), Mainzer Landstrasse 178-190, Frankfurt am Main, Germany. DeAMi renders investment advisory and management services to the portfolio. DeAMi is an investment advisor registered with the Securities and Exchange Commission, whose assets under management are currently comprised of institutional accounts and investment companies. DeAMi is a subsidiary of Deutsche Bank AG. DIMA compensates DeAMi out of the management fee it receives from the portfolio.









               Please Retain This Supplement for Future Reference


June 1, 2009                                              [DWS INVESTMENTS LOGO]
VS-3622                                                      Deutsche Bank Group

Supplement to the currently effective Statement of Additional Information for the listed Portfolio:

DWS Variable Series II:
         DWS Strategic Value VIP
--------------------------------------------------------------------------------

The following information supplements the disclosure in the "Management of the Fund" section of the portfolio's Statement of Additional Information:

The Board of Trustees for the Portfolio has approved an interim investment sub-advisory agreement (the "Interim Sub-Advisory Agreement") between Deutsche Investment Management Americas Inc. ("DIMA") and its affiliate, Deutsche Asset Management International GmbH ("DeAMi") effective June 2, 2009. The Interim Sub-Advisory Agreement will remain effective for up to 150 days.

Subadvisor to DWS Strategic Value VIP

DeAMi, an investment advisor registered with the US Securities and Exchange Commission, is the subadvisor to the Portfolio. DeAMi, Mainzer Landstrasse 178-190, 60325 Frankfurt am Main, Germany, will render investment advisory and management services to the Portfolio pursuant to the terms of the Interim Sub-Advisory Agreement between DeAMi and DIMA. DeAMi is an affiliate of DIMA and a subsidiary of Deutsche Bank AG. Under the terms of the Interim Sub-Advisory Agreement, DeAMi manages the investment and reinvestment of the Portfolio's portfolio and provides such investment advice, research and assistance as DIMA may, from time to time, reasonably request. The Interim Sub-Advisory Agreement will remain effective for up to 150 days.

DIMA will pay a fee to DeAMi for serving as subadvisor to the Portfolio at the annual rate of 0.21% of the Portfolio's average daily net assets. The fee will be computed daily and will be paid to DeAMi monthly.

The Interim Sub-Advisory Agreement provides that DeAMi will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the Interim Sub-Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DeAMi in the performance of its duties or from reckless disregard by DeAMi of its obligations and duties under the Interim Sub-Advisory Agreement.



               Please Retain this Supplement for Future Reference


June 1, 2009